United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 25, 2006
Date of Report (Date of earliest event reported)

POLYMEDIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51895	27-0125925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3701 Market Street Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(215) 966-6227
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 8.01   Other Events.

On July 25, 2006, PolyMedix, Inc. (the “Company”) announced that its common stock began trading on the Over-The-Counter Bulletin Board (“OTC”) under the symbol PYMX. The Company completed all necessary filings and received clearance from both the Securities Exchange Commission and National Association of Securities Dealers.

A copy of the press release announcing the commencement of trading of the Company’s common stock on the OTC is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release, dated July 25, 2006, issued by PolyMedix, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by is behalf by the undersigned hereunto duly authorized.

POLYMEDIX, INC.

By:	/s/ Edward Smith

Edward Smith
Vice President, Finance and Chief Financial Officer

Dated: July 31, 2006

3

Exhibit Index

Exhibit No.
99.1	Press Release, dated July 30, 2006, issued by PolyMedix, Inc.